                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No.________)

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                           BARR ROSENBERG SERIES TRUST
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                 (Name of Registrant As Specified In Its Charter)

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                                        Barr Rosenberg Series Trust
                                        3435 Stelzer Road
                                        Columbus, Ohio 43219

[DATE]

Dear Shareholder:

     On [INSERT DATE OF MAJORITY SHAREHOLDER APPROVAL], the majority shareholder of the AXA Rosenberg Enhanced 500 Fund, a series of the Barr Rosenberg Series Trust, approved certain changes to the advisory arrangements for the Fund, which will be implemented on or about [January 28, 2004]. These changes were previously approved by the Board of Trustees of the Barr Rosenberg Series Trust, subject to the election of new Trustees by a majority of all the shareholders of the Trust and to the current Trustees' discretion not to implement such changes if certain new advisory arrangements for the Trust's other series are not approved by one or more of such series, all as described in the Shareholder Proxy of even date herewith. The enclosed Information Statement provides a more detailed description of the proposed changes to the AXA Rosenberg Enhanced 500 Fund.

No action on your part is required in connection with this Information Statement. The Trustees and officers of the Barr Rosenberg Series Trust believe these changes are important, however, and encourage you to read the enclosed Information Statement carefully.

Sincerely,


SARA DONALDSON, CLERK
Barr Rosenberg Series Trust

                         AXA ROSENBERG ENHANCED 500 FUND
                     A SERIES OF BARR ROSENBERG SERIES TRUST
                     3435 STELZER ROAD, COLUMBUS, OHIO 43219

                              INFORMATION STATEMENT
                                     [DATE]

This information statement (the "Information Statement") is being furnished to the shareholders of the AXA Rosenberg Enhanced 500 Fund (the "Fund"), a series of the Barr Rosenberg Series Trust (the "Trust"), pursuant to the requirements of Regulation 14C under the Securities Exchange Act of 1934, as amended, in connection with the following proposals (each a "Proposal") that were approved by written consent of the Majority Shareholder (defined below) of the Fund on [INSERT DATE OF MAJORITY SHAREHOLDER APPROVAL]:

PROPOSALS

1. To approve a new Management Agreement between Charles Schwab Investment Management, Inc. ("CSIM") and the Trust on behalf of the Fund.

2. To approve a Subadviser Agreement among CSIM, AXA Rosenberg Investment Management LLC ("AXA Rosenberg") and the Trust on behalf of the Fund.

     This Information Statement will be furnished to shareholders of record of the Fund as of close of business on [December __, 2003] (the "Record Date"). As of the Record Date, the number of shares outstanding for the Fund was XXX. This information statement is first being mailed to shareholders on or about [INSERT MAILING DATE]. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     As required by the Investment Company Act of 1940, as amended (the "1940 Act"), approval of each Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund entitled to vote on such Proposal. As defined by the 1940 Act, "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. As described more fully below, a single shareholder that owns more than 50% of the Fund's outstanding shares has indicated its approval of both Proposals.

     The Board of Trustees of the Trust (the "Board" or the "Board of Trustees") do not intend to implement the Proposals with respect to the Fund unless the proposals in the Trust's shareholder proxy of even date herewith relating to the various series of the Trust (including, with respect to proposal 1 therein, the Fund) (the "Proxy Statement") are approved, in the case of proposal 1 therein, by a majority of the outstanding voting securities of the Trust as a whole and, in the case of proposals 2 and 3 therein (which will be considered by shareholders on a fund-by-fund basis), by a majority of the outstanding voting securities of at least one other series. In the event that proposals 2 and 3 in the Proxy

Statement are approved by some but not all of the Trust's other series, the current trustees of the Trust (each a "Trustee" and collectively, the "Trustees") may determine to maintain the STATUS QUO by not implementing the Proposals or any of the proposals in the Proxy Statement.

     BENEFICIAL OWNERS. Information about beneficial owners of 5% or more of the shares of the Fund as of the Record Date is set forth below. The Equitable Life Assurance Society of the United States (the "Majority Shareholder") held in excess of 50% of the outstanding shares of the Fund as of the Record Date and has consented in writing to each of the Proposals. As a result, each Proposal has been approved as required by applicable law and no further votes or consents are needed. [TO BE UPDATED]

FUND CLASS            NAME AND ADDRESS OF  NUMBER OF           PERCENT OF       PERCENT OF
                      BENEFICIAL OWNER     SHARES              OUTSTANDING      OUTSTANDING
                                           BENEFICIALLY OWNED  SHARES OF CLASS  SHARES OF FUND
Institutional Class

Investor Class

Adviser Class

     TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST. This table shows the number of shares of the Fund beneficially owned by each Trustee and certain executive officers of the Trust as of October 15, 2003. The Trust has no knowledge as to whether any Trustee has the right to acquire beneficial ownership of shares in the Fund. Unless otherwise noted, each Trustee owns less than 1% of the outstanding shares of the Fund. [TO BE UPDATED]

NAME                  POSITION WITH TRUST          SHARES OWNED


     As described in the Proxy Statement, CSIM and AXA Rosenberg have entered into an agreement regarding CSIM's and AXA Rosenberg's cooperation in realigning responsibilities for the management of the Fund's assets. Each of Dr. Kenneth Reid, a current trustee of the Trust, and Jeffrey Lyons, a nominee for election as Trustee, may be deemed to have a material interest in the Proposals because of such agreement by virtue of his employment with and ownership interest in AXA Rosenberg's and CSIM's corporate parent, respectively.

PROPOSAL 1

TO APPROVE CSIM AS INVESTMENT ADVISER FOR THE FUND BY APPROVING A MANAGEMENT AGREEMENT BETWEEN CSIM AND THE TRUST ON BEHALF OF THE FUND.

BACKGROUND

AXA Rosenberg currently serves as investment adviser to the Fund pursuant to an advisory agreement with the Trust on behalf of the Fund. The current investment advisory contract between the Fund and AXA Rosenberg was executed on February 28, 2000 and was last submitted to shareholders for approval, and became effective, on May 31, 2000. At a meeting of the Board of Trustees held on November 3, 2003, the Board, and the Trustees who are not interested persons (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (the "Independent Trustees") voting separately, unanimously approved the appointment of CSIM as investment adviser to the Fund and approved the submission to shareholders for approval of a Management Agreement (the "Proposed Management Agreement") between the Trust, on behalf of the Fund, and CSIM. The Majority Shareholder approved the Proposed Management Agreement by written consent dated [_________], which will be implemented contemporaneously with the implementation, if it occurs, of proposals in the Proxy Statement.

As described more fully under "Proposal 2," the Board also proposed that AXA Rosenberg, subject to CSIM's supervision, continue to provide day-to-day portfolio management of the Fund.

CHANGE IN FUND'S INVESTMENT OBJECTIVE

In connection with the changes to the Fund's investment advisory arrangements, the Board approved changes to the investment objective and strategy of the Fund. The Fund's current investment objective is to outperform the total return of the S&P 500 Index(R) by using an enhanced indexing strategy, as described in Fund's current prospectus, as amended or supplemented to the date hereof. The Fund's new investment objective will be to outperform the Russell 1000 Index. The Fund will seek to accomplish this objective by investing primarily in the common stocks of the largest 1000 companies that are traded principally in U.S. markets. In selecting securities for the Fund, AXA Rosenberg will seek to match the capitalization profile of the Russell 1000 Index, which, as of June 30, 2003, included companies with market capitalizations greater than $1.2 billion.

It is anticipated that this change in investment objective will improve the Fund's marketability by broadening its appeal to investors. As a result of the change in investment adviser and investment objective, the Fund will be renamed the ["Laudus Rosenberg Large Capitalization Growth Fund"]. Because the Fund is changing its policy to invest, under normal circumstances, 80% of its net assets (plus any borrowings for investment purposes) in securities included in the S&P 500 Index(R), the Fund is required under its current policies and under law to wait 60 days from the date of this notice before implementing this change in its name and investment strategy. Additional information about the Fund's new investment objective and strategy and related changes to the risks of investing in the Fund are included in the revised prospectus for the Fund, which will be mailed to shareholders prior to implementation of the Proposals.

SUMMARY OF THE PROPOSED ADVISORY AGREEMENT

A summary of the Proposed Management Agreement and information about CSIM are provided below. The Proposed Management Agreement is attached as Exhibit A to this Information Statement, and the following description of the Proposed Management Agreement is qualified in its entirety by reference to such Exhibit.

The Proposed Management Agreement contains certain provisions that are different from the provisions of the current management agreement with AXA Rosenberg such as; (i) the Proposed Management Agreement provides for the delegation of duties to a subadviser while the current management agreement does not and (ii) the fees payable to CSIM under the Proposed Management Agreement will be higher than the fees payable to AXA Rosenberg under the current management agreement. A number of the provisions, however, including provisions relating to the standards of care and limitation of liability, the selection of portfolio securities and duration and termination, will not be materially different under the Proposed Management Agreement.

DUTIES UNDER THE PROPOSED MANAGEMENT AGREEMENT - The provisions regarding the duties of the adviser under the Proposed Management Agreement are similar to those of the current investment advisory agreement except that the current agreement does not provide for the delegation of responsibilities to an investment sub-adviser. Under the Proposed Management Agreement, CSIM will, subject to the direction and control of the Board of Trustees and at its expense, have responsibility (either directly or in a supervisory capacity) for (i) furnishing continuously an investment program for the Fund, making investment decisions on behalf of the Fund and placing all orders for the purchase and sale of its portfolio securities, and (ii) furnishing all necessary office space and equipment, provide bookkeeping and clerical services required to perform its duties thereunder and paying all salaries, fees and expenses of the Trustees and officers of the Trust who are affiliated persons of CSIM. The Agreement also provides that CSIM may, subject to the provisions of the Trust's Second Amended and Restated Agreement and Declaration of Trust, as amended, and the 1940 Act, delegate its responsibility for day-to-day portfolio management and trade execution to an investment sub-adviser. The Proposed Management Agreement provides that CSIM is responsible for payment of all compensation to any such investment sub-adviser.

STANDARD OF CARE - The limitation of liability provisions of the Proposed Management Agreement are substantially similar to those of the current agreement. The Proposed Management Agreement provides that in the absence of willful malfeasance, bad faith or gross negligence on the part of CSIM, or reckless disregard of its obligations and duties thereunder, CSIM shall not be subject to any liability to the Trust, to the Fund or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services under the Proposed Management Agreement.

PORTFOLIO TRANSACTIONS - The portfolio transactions provisions of the Proposed Management Agreement are substantially similar to those of the current agreement. For so long as it is sub-adviser, AXA Rosenberg will have exclusive responsibility for effecting portfolio transactions, including the selection of brokers in connection therewith, subject only to general oversight by CSIM. However, the provisions relating to execution of portfolio transactions in the Proposed Management Agreement authorize CSIM to select brokers and dealers to execute portfolio transactions, subject to its overall obligation to seek the most favorable price and execution available for the Fund. In selecting a broker or dealer, CSIM shall consider all factors it deems relevant, including, by way of illustration, the price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, CSIM shall not be deemed to have acted unlawfully or to have breached any duty created by the Proposed Management Agreement or otherwise solely by reason of its having caused the Trust to pay, on behalf of the Fund, a broker that provides brokerage and research services to CSIM or any affiliated person of CSIM an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if CSIM determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or CSIM's overall responsibilities with respect to the Fund and to other clients of CSIM and any affiliated person of CSIM as to which CSIM or any affiliated person of CSIM exercises investment discretion. It is expected that AXA Rosenberg's policy with respect to the selection of brokers and the use of "soft dollars" will continue under the Proposed Management and Subadviser Agreements.

DURATION AND TERMINATION - The duration and termination provisions of the Proposed Management Agreement are substantially similar to those of the current agreement. The Proposed Management Agreement shall be in effect until two years from its execution date and thereafter shall be continued for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the affirmative vote of a majority of the outstanding shares of the Fund, or by the Board of Trustees, and (b) by the vote of a majority of the Trustees who are not parties to the Proposed Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. If the continuance of the Proposed Management Agreement is submitted to the shareholders of a the Fund for their approval and such shareholders fail to approve such continuance of the Proposed Management Agreement as provided therein, CSIM may continue to serve thereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder. The Proposed Management Agreement may be terminated at any time by the vote of a majority of the Fund's outstanding voting securities or by a vote of the entire Board of Trustees on 60 days' written notice to CSIM or by CSIM on 60 days' written notice to the Trust. The Proposed Management Agreement shall terminate automatically in the event of its "assignment" (as defined in Section 2(a)(4) of the 1940 Act). The Proposed Management Agreement may not be materially amended unless such amendment is approved by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust or of CSIM, cast in person at a meeting called for the purpose of voting on such amendment.

COMPENSATION - The advisory fees payable to CSIM under the Proposed Management Agreement are higher than the advisory fees payable to AXA Rosenberg under the current agreement. The Board believes that the higher fees payable under the Proposed Management Agreement are appropriate in light of comparable advisory fees paid to investment managers with investment strategies that are comparable to the Fund's proposed new strategy.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold Fund shares. The table shows Fund expenses under the current management agreement and under the Proposed Management Agreement.

INSTITUTIONAL CLASS

                                                                 PRO FORMA FEES
                                                                 UNDER PROPOSED
ANNUAL FUND OPERATING EXPENSES                                     MANAGEMENT
(EXPENSES DEDUCTED FROM FUND ASSETS)         CURRENT FEES           AGREEMENT
Investment Advisory Fees                         0.50%                0.75%*
Distribution (12b-1) Fees                        None                 None
Other Expenses                                   4.05%                X.XX%
                                                -----                -----
Total Annual Fund Operating Expenses             4.55%                X.XX%
Fee Waiver and/or Expense Reimbursements        -3.80%               -X.XX**
                                                -----                -----
Net Expenses                                     0.75%                X.XX%**

INVESTOR CLASS

                                                                 UNDER PROPOSED
ANNUAL FUND OPERATING EXPENSES                                     MANAGEMENT
(EXPENSES DEDUCTED FROM FUND ASSETS)         CURRENT FEES           AGREEMENT
Investment Advisory Fees                         0.50%                0.75%*
Distribution (12b-1) Fees                        0.25%                0.25%
Other Expenses                                   4.20%                X.XX%
                                                -----                -----
Total Annual Fund Operating Expenses             4.95%                X.XX%
Fee Waiver and/or Expense Reimbursements        -3.80%               -X.XX%**
                                                -----                -----
Net Expenses                                     1.15%                X.XX%**

*Does not reflect CSIM's contractual obligation to reduce its investment advisory fee to (a) 0.70% of the Fund's net assets in the event that the Fund's net assets are greater than $1 billion and less than $2 billion, or (b) 0.675% of the Fund's net assets in the event that the Fund's net assets are greater than $2 billion.

**CSIM has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.99% through 3/31/07, as described more fully in the Expense Limitations section on page 8.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table shows Fund expenses under the current advisory agreement and under the Proposed Management Agreement. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. The figures in the Example take into account CSIM's contractual agreement to waive fees and reimburse expenses as described in the foregoing footnote, but only for the duration of such agreement. The assumptions upon which the Example are based are likely to vary from any investor's personal circumstances: your actual costs may be higher or lower than those shown.

INSTITUTIONAL CLASS

                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
CURRENT FEES            $  77     $  1030     $ 1,991      $ 4,433
PRO FORMA FEES          $  XX     $    XX     $    XX      $    XX

INVESTOR CLASS

                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
CURRENT FEES            $ 117     $ 1,146     $ 2,176      $ 4,754
PRO FORMA FEES          $  XX     $    XX     $    XX      $    XX

The following table compares the fee payable to AXA Rosenberg under the current advisory agreement with the fee payable to CSIM under the Proposed Management Agreement. It also shows how much AXA Rosenberg earned under the current advisory agreement, and how much would have been payable to CSIM under the Proposed Management Agreement if it had been in effect, for the fiscal year ended March 31, 2003.

CURRENT MANAGEMENT
AGREEMENT                   PROPOSED MANAGEMENT AGREEMENT

              AGGREGATE                   AGGREGATE        DIFFERENCE
RATE (%)      AMOUNT($)     RATE (%)      AMOUNT($)        (% HIGHER/LOWER)
0.50%         $ 19,168*     0.75%         $ XXX            XX%

* Pursuant to the fee limitation agreement described below, this entire amount was waived by AXA Rosenberg.

EXPENSE LIMITATIONS

The fees in the table above reflect the fees payable by the Fund to AXA Rosenberg and CSIM under the current advisory agreement and the Proposed Management Agreement, respectively. Currently, AXA Rosenberg waives fees and/or reimburses the Fund as necessary to keep ordinary operating expenses incurred by the Fund in any fiscal year, including but not limited to investment advisory fees (but subject to certain exclusions as described below), from exceeding the limits set forth in the table below through March 31, 2004. CSIM has agreed to extend the limitation through March 31, 2007, albeit at a higher level reflecting the increase in the investment advisory fee based on the proposed change in the Fund's investment strategy. Both the current and proposed expense limitation agreements exclude non-recurring account fees, extraordinary expenses, service fees, subtransfer agency and subaccounting fees and distribution and shareholder service fees, so total
Fund operating expenses will be higher than the amounts shown below. The table below also reflects the total annual operating expenses of the Fund net of expense limitations under the current AXA Rosenberg expense limit and the proposed CSIM expense limit, based on asset levels and other expenses for the Fund's last fiscal year. For the actual expenses of each class of shares of the Fund for the last fiscal year please see the table entitled "Annual Fund Operating Expenses" above.

                                  TOTAL EXPENSES  TOTAL EXPENSES
 CURRENT AXA                       UNDER CURRENT  UNDER PROPOSED
  ROSENBERG      PROPOSED CSIM      AXA EXPENSE    CSIM EXPENSE
EXPENSE LIMITS   EXPENSE LIMITS       LIMIT           LIMIT
  0.75%             0.99%             0.75%          0.99%

A note on redemption fees: In addition to on-going operating expenses as set forth above, the Trust expects to continue its policy of imposing redemption fees on share exchanges or redemptions that occur within one month of purchase. The Trustees believe that redemption fees have the equitable result of requiring redeeming shareholders to bear brokerage and other transaction costs associated with their redemptions, rather than having those costs borne by non-redeeming shareholders. In particular, this policy also has the beneficial effect of discouraging market timers and other short-term investors whose activities might otherwise adversely affect the Fund and its other shareholders.

TRUSTEES' CONSIDERATIONS

The Trustees, including the Independent Trustees voting separately, approved the Proposed Management Agreement at a meeting held on November 3, 2003, subject to approval by the Fund's shareholders and, if the new advisory and sub-advisory arrangements are approved by some but not all series of the Trust, a determination by the Trustees that implementation is appropriate. The Trustees also held meetings on September 10 and October 15, 2003 to consider the Proposed Management Agreement and ask questions of representatives of CSIM. The Trustees received written and oral information from CSIM regarding CSIM's key personnel and its experience in managing mutual funds. The Independent Trustees also held separate meetings in person or by telephone on August 6, August 29, September 10, September 16, September 24 and October 15, 2003 to discuss the Proposed Management Agreement and other information furnished by AXA Rosenberg or CSIM pursuant to their requests. The Trustees reviewed CSIM's qualifications to act as investment adviser to the Fund. In recommending that shareholders approve the Proposed Management Agreement, the Trustees carefully evaluated the experience of CSIM's key personnel in institutional investing and the quality of services CSIM is expected to provide to the Fund, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the nature and quality of services expected to be rendered to the Fund by CSIM; (3) the benefits that might accrue to the Fund, including increased efficiencies and economies of scale, as a result of the size and depth of CSIM's and its affiliates' mutual fund organizations; (4) the distinct investment objectives and policies of the Fund (as amended); (5) the history, reputation, qualification and background of CSIM, as well as the qualifications of its personnel and its financial condition; (6) its performance record; (7) CSIM's compliance infrastructure, including systems and procedures designed to comply with recent federal regulations affecting mutual funds; (8) CSIM and it's affiliates' ability to support the growth of assets invested in the Fund; (9) CSIM's experience overseeing, monitoring and supervising the services of sub-advisers to certain funds for which it currently serves as investment adviser; and (10) other factors deemed relevant. The Trustees also reviewed the fees to be paid to CSIM by the Fund under the Proposed Management Agreement in comparison to those being charged generally in the relevant segment of the mutual fund business.

Based on this evaluation, the Trustees considered whether the Proposed Management Agreement is in the best interests of the Fund and the Fund's shareholders. They also considered the potential for a larger long-term shareholder base as a result of CSIM's involvement, which would result in certain expenses being spread over a larger pool of assets and potentially lower transaction costs to the Fund. They discussed the various challenges to maintaining or increasing the Fund's assets over the long term and how the proposed relationship with CSIM could address those challenges. Furthermore, after adoption of the Proposed Management Agreement, AXA Rosenberg will continue to manage the assets of the Fund as sub-adviser to the Fund. Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any of the potential benefits described above will be realized, the Trustees concluded that the Proposed Management Agreement would be in the best interest of the Fund and its shareholders.

ABOUT CHARLES SCHWAB INVESTMENT MANAGEMENT, INC. (CSIM)

CSIM is a wholly-owned subsidiary of The Charles Schwab Corporation. Both CSIM and The Charles Schwab Corporation are located at 101 Montgomery Street, San Francisco, CA 94104.

As of September 30, 2003, CSIM managed 49 mutual funds and over $140.8 billion in assets. Information about those funds managed by CSIM with investment objectives and policies similar to those of the funds is set forth below.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS - Listed below are the directors and principal executive officer of CSIM. The principal business address of each director and the principal executive officer, as it relates to their duties at CSIM, is the same as above.

NAME                      POSITION
Randall W. Merk           Director, President and Chief Executive Officer
Charles R. Schwab         Chairman and Director
Stephen B. Ward           Director, Senior Vice President and Chief Investment Officer

SIMILAR FUNDS MANAGED BY CSIM

CSIM is the investment adviser for the following funds that have investment objectives and policies similar to those of the Fund in that each invests primarily in equity securities using "quantitative" investment methodologies.

                                 NET ASSETS AS OF       CONTRACTUAL RATE OF    EFFECTIVE RATE OF
FUND                             SEPTEMBER 30, 2003     COMPENSATION%*         COMPENSATION%**
Schwab Core Equity Fund          $ 224,883,714          0.54% on first                 0.38%
                                                        $500,000, 0.49% on
                                                        all other assets

Schwab Dividend Equity Fund      $ 163,859,723          0.85% on all assets             ***

Schwab Hedged Equity Fund        $  34,507,182          1.05% on all assets             ***

Schwab Small-Cap Equity Fund     $  40,060,175          1.75% on all assets             ***

* These fees are paid to CSIM for the services it provides as Investment Advisor and Administrator to each fund.
** Net of fee waivers and expense reimbursements.
*** These Funds have not been in operation for a complete fiscal year. Therefore, information on CSIM's effective rates of compensation is not yet available.

PROPOSAL 2

TO APPROVE AXA ROSENBERG AS AN INVESTMENT SUB-ADVISER FOR THE FUND BY APPROVING A SUBADVISER AGREEMENT AMONG CSIM, AXA ROSENBERG AND THE TRUST ON BEHALF OF
THE FUND.

BACKGROUND

At a meeting of the Board of Trustees held on November 3, 2003, the Board, including the Independent Trustees voting separately, unanimously approved the submission to shareholders for approval of a Subadviser Agreement among CSIM, AXA Rosenberg and the Trust on behalf of the Fund (the "Proposed Subadviser Agreement"). The Majority Shareholder approved the Proposed Subadviser Agreement by written consent dated [_________], which will be implemented contemporaneously with the implementation, if it occurs, of proposals in the Proxy Statement.

SUMMARY OF THE PROPOSED SUBADVISER AGREEMENT

A summary of the Proposed Subadviser Agreement and information about AXA Rosenberg are provided below. The Proposed Subadviser Agreement is attached as Exhibit B to this Information Statement, and the following description of the Proposed Subadviser Agreement is qualified in its entirety by reference to such Exhibit.

DUTIES UNDER THE PROPOSED SUBADVISER AGREEMENT - Under the Proposed Subadviser Agreement, AXA Rosenberg, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments, subject to the supervision of CSIM and the Trustees. Under the Proposed Subadviser Agreement, CSIM and the Trust have agreed that CSIM shall have no authority for the selection of brokers and/or the day-to-day placing of orders in connection with the Fund so long as AXA Rosenberg is sub-adviser, subject only to CSIM's general supervisory obligations.

STANDARD OF CARE - The Proposed Subadviser Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of AXA Rosenberg, or reckless disregard of its obligations and duties thereunder, AXA Rosenberg shall not be subject to any liability to CSIM, to the Trust, to the Fund, or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services under the Proposed Subadviser Agreement. This standard of care is substantially similar to the standard of care to which AXA Rosenberg is currently held under the current management agreement.

PORTFOLIO TRANSACTIONS - The portfolio transactions-related provisions of the Proposed Subadviser Agreement are substantially similar to those of the current management agreement. The Proposed Subadviser Agreement authorizes AXA Rosenberg to select brokers and dealers to execute portfolio transactions, subject to the brokerage policies established by the Trustees and AXA Rosenberg's overall obligation to seek the most favorable price and execution for the Fund. In selecting a broker or dealer, AXA Rosenberg shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial ability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine and communicate to AXA Rosenberg in writing, AXA Rosenberg shall not be deemed to have acted unlawfully or to have breached any duty created by the Proposed Subadviser Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services to AXA Rosenberg or any affiliated person of AXA Rosenberg an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if AXA Rosenberg determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or AXA Rosenberg's overall responsibilities with respect to the Fund and to other clients of AXA Rosenberg and any affiliated person of AXA Rosenberg as to which AXA Rosenberg or any affiliated person of AXA Rosenberg exercises investment discretion. It is expected that AXA Rosenberg's policy with respect to the selection of brokers and the use of "soft dollars" will continue under the Proposed Management and Subadviser Agreements.

DURATION AND TERMINATION - The Proposed Subadviser Agreement shall be in effect until two years from its execution date and thereafter shall be continued for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the affirmative vote of a majority of the outstanding shares of the Fund, or by the Board of Trustees, and (b) by the vote of a majority of the Trustees who are not parties to the Proposed Subadviser Agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Proposed Subadviser Agreement may be terminated at any time by the vote of a majority of the Fund's outstanding voting securities or by a vote of the entire Board of Trustees on 60 days' written notice to AXA Rosenberg or by AXA Rosenberg on 60 days' written notice to the Trust. The Proposed Subadviser Agreement shall terminate automatically in the event of its "assignment" (as defined in Section 2(a)(4) of the 1940 Act). The Proposed Subadviser Agreement shall not be amended except by a writing executed by each of the parties thereto. In certain circumstances, AXA Rosenberg shall be entitled to payment by CSIM (not the Fund) in the event of AXA Rosenberg's termination with respect to the Fund.

COMPENSATION - The Fund does not pay AXA Rosenberg's compensation under the Proposed Subadviser Agreement: CSIM pays it, and for any given year it will never exceed 55% of the gross compensation payable to CSIM by the Fund under the Proposed Management Agreement described above. The compensation payable by CSIM to AXA Rosenberg under the Proposed Subadviser Agreement is payable quarterly (at the end of each quarter) as a portion of the Fund's average daily net assets, and will be adjusted (up or down) if the Fund outperforms or underperforms its benchmark index by 1.0% or more. This way, AXA Rosenberg has monetary incentive to achieve good performance and avoid poor performance for the Fund. Starting in 2008 and in each year thereafter, AXA Rosenberg may be entitled to additional compensation from CSIM if the assets under management for all funds subadvised by AXA Rosenberg and managed by CSIM (other than the AXA Rosenberg U.S. Small Capitalization Fund) have not reached certain levels, but, as noted above, it will never be entitled to more than 55% of the gross compensation payable to CSIM by the Fund under the Proposed Management Agreement. AXA Rosenberg's compensation is described in detail on Schedule A to that Agreement, which is attached as Exhibit B to this Information Statement, and the following summary is qualified in its entirety by the Proposed Subadviser Agreement and Schedule A thereto.

BASE SUB-ADVISORY FEE.

Unless the fee payable to CSIM under the Proposed Management Agreement is increased by the Fund's shareholders (in which case the Base Subadvisory Fee would also be increased), the Base Subadvisory Fee payable by CSIM to AXA Rosenberg will never exceed 0.338% of the Fund's average daily net assets on an annual basis, and it will be lower than that for Fund assets above certain thresholds, as described below. As shown in the table below, CSIM will pay AXA Rosenberg 0.338% (on an annual basis) of the Fund's average daily net assets up to the amount of assets in the Fund at the time AXA Rosenberg becomes subadviser (the Fund's "Existing Assets"). For any quarter during which the Fund's average daily net assets exceed its Existing Assets, CSIM will pay AXA Rosenberg 0.30% (on an annual basis) of the Fund's portion, if any, of the average daily net assets of all funds subadvised by AXA Rosenberg and managed by CSIM (other than the AXA Rosenberg U.S. Small Capitalization
Fund) that exceed the aggregate Existing Assets of all such funds, but fall short of $2.5 billion (the Fund's "Second Tier Assets"). For any quarter during which the Fund's average daily net assets exceed its Existing Assets and the average daily net assets of all funds subadvised by AXA Rosenberg and managed by CSIM (other than the AXA Rosenberg U.S. Small Capitalization Fund) exceed $2.5 billion, CSIM will pay AXA Rosenberg 0.225% (on an annual basis) of the Fund's portion of such excess (the Fund's "Third Tier Assets").

FUND                                                  BASE SUB-ADVISORY FEE*
AXA Rosenberg Enhanced 500 Fund                       0.338% of Existing Assets
                                                      0.30% of Second Tier Assets
                                                      0.225% of Third Tier Assets

----------------------
* As noted above, the rates for the Fund set forth in the table are expected to be adjusted if the gross advisory fee rates payable to CSIM by the Fund are adjusted by the Trustees or the shareholders of the Fund.

         PERFORMANCE ADJUSTMENT. As noted above, the compensation payable to AXA Rosenberg by CSIM under the Proposed Subadviser Agreement is structured to provide monetary incentive to AXA Rosenberg to achieve good performance and avoid poor performance. In particular, AXA Rosenberg's compensation will be increased for any quarter in which the Fund's performance exceeds that of its benchmark index by more than 1.0%. Conversely, AXA Rosenberg's compensation will be decreased for any quarter in which the Fund's performance falls short of its benchmark index's performance by more than 1.0%. More specifically, the fee payable to AXA Rosenberg will be increased or decreased by a performance component (the "Performance Adjustment") that will vary proportionately with the difference between (a) the investment performance of the Fund over a rolling three-year period minus the investment record of the Russell 1000 Growth Index over the same period, expressed as a percentage, whether the result is positive or negative, and (b)1.0%. To the extent that the percentage described in clause (a) in the preceding sentence falls between 1% and -1%, there will be no Performance Adjustment to the sub-advisory base fee.

The Performance Adjustment (whether positive or negative) for the Fund will never exceed 5% of the advisory fee payable to CSIM with respect to the Fund (the "Maximum Performance Adjustment"). The Maximum Performance Adjustment will be made when the Fund's performance reaches plus or minus 2.0% in relation to the Russell 1000 Growth Index (the "Maximum Adjustment Performance Point"). The Performance Adjustment will be zero when the performance difference (between the Fund and the index) is between 1% and -1% and, starting at 1% or -1% (as the case may be), it shall increase (or decrease in the case of a negative Performance Adjustment) based on a constant ratio until the Maximum Adjustment Performance Point is reached.

         ASSETS UNDER MANAGEMENT ADJUSTMENT. Finally, to protect AXA Rosenberg, its compensation from CSIM will be adjusted upward if the funds subadvised by AXA Rosenberg and managed by CSIM do not grow as planned over the first few years after the proposed new management arrangements are in place; bear in mind, however, that for any given year it will never exceed 55% of the gross compensation payable to CSIM by the Fund under the Proposed Management Agreement. As noted above, beginning in 2008, CSIM will pay AXA Rosenberg a higher percentage of the Fund's average daily net assets if the average daily net assets of all funds subadvised by AXA Rosenberg and managed by CSIM (other than the AXA Rosenberg U.S. Small Capitalization Fund) have not reached certain thresholds. Specifically, if all funds subadvised by AXA Rosenberg and managed by CSIM (other than the AXA Rosenberg U.S. Small Capitalization Fund) have not achieved assets under management of at least $2.025 billion and the S&P 500 Index(R) is above 1,000 by calendar year-end 2007, the base sub-advisory fee for the following year will be increased for a period of one year by an amount equal to 5% of the gross base investment advisory fee payable to CSIM with respect to the Fund.

In the event that all funds subadvised by AXA Rosenberg and managed by CSIM (other than the AXA Rosenberg U.S. Small Capitalization Fund) have not achieved assets under management of at least $2.775 billion and the S&P 500 Index(R) is above 1,000 by calendar year-end 2008, then the base sub-advisory fee for the following year will be increased for a period of one year by an amount equal to 5% of the gross base investment advisory fee payable to CSIM with respect to the Fund.

For each year thereafter, in the event that (i) all funds subadvised by AXA Rosenberg and managed by CSIM (other than the AXA Rosenberg U.S. Small Capitalization Fund) have not by year-end achieved 50% of the End of Period Assets Under Management target (which shall not be lower than the 2007 target) recommended by CSIM and AXA Rosenberg, and (ii) the S&P 500 Index(R) is above 1,000, then the Sub-Advisory Base Fee for the following year will be adjusted upward by an amount equal to 5% of the gross base investment sub-advisory fee payable to CSIM with respect to the Fund.

In each case, the Performance Adjustment and the assets under management adjustment will be made independently of each other.

TRUSTEES' CONSIDERATIONS

The Trustees, including the Independent Trustees voting separately, approved the Proposed Subadviser Agreement at a meeting held on November 3, 2003 subject to approval by the Fund's shareholders and, if the new advisory and sub-advisory arrangements are approved by some but not all series of the Trust, a determination by the Trustees that implementation is appropriate. The Trustees also held meetings on September 10 and

October 15, 2003 to consider the agreement and ask questions of representatives of CSIM and AXA Rosenberg. The Independent Trustees also held separate meetings in person or by telephone on August 6, August 29, September 10, September 16, September 24 and October 15, 2003 to discuss the Proposed Subadviser Agreement and other information provided by AXA Rosenberg pursuant to their requests. The Trustees received written and oral information from AXA Rosenberg regarding AXA Rosenberg's key personnel. The Trustees reviewed AXA Rosenberg's qualifications to act as sub-adviser and its track record as investment adviser to the portfolios. In recommending that shareholders approve the Proposed Subadviser Agreement, the Trustees carefully evaluated the experience of AXA Rosenberg's key personnel in institutional investing and the quality of services AXA Rosenberg is expected to provide, and has in the past provided, to the Fund, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds, including those that have sub-advisory relationships; (2) the performance of the Fund since commencement of operations; (3) the nature and quality of services expected to be rendered to the Fund by AXA Rosenberg; (4) the distinct investment objectives and policies of the Fund; (5) the history, reputation, qualification and background of AXA Rosenberg as well as the qualifications of its personnel and its financial condition; (6) its performance record; and
(7) other factors deemed relevant. The Trustees also reviewed the fees to be paid AXA Rosenberg under the agreement in comparison to those being charged in the relevant segment of the mutual fund business and considered the appropriateness of the weighting given to the fixed and variable components of such fees. Also influencing the Board's decision were considerations of whether the performance adjustment is reasonably structured, and in particular whether it (a) will unduly reward AXA Rosenberg for random short-term fluctuations in the market, (b) will be measured against appropriate indices of securities, (c) will give rise to significant costs in connection with the implementation or adjustment of such indices, or (d) will give rise to volatility in AXA Rosenberg's fee revenues that would have a significant impact on its financial health and, in particular, on its ability to provide quality services to the Fund.

Based on this evaluation, the Trustees considered whether the Proposed Subadviser Agreement would be in the best interests of the Fund and the Fund's shareholders. One of the issues influencing the Trustees' decision was that either AXA Rosenberg or its predecessor has been the investment adviser to the Fund since its inception, and that it will continue to manage the assets of the Fund on a day-to-day basis. Accordingly, for the reasons noted above, together with other factors and information considered relevant, the Trustees concluded that the Proposed Subadviser Agreement would be in the best interest of the Fund and the Fund's shareholders.

ABOUT AXA ROSENBERG INVESTMENT MANAGEMENT, LLC

AXA Rosenberg is wholly-owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled jointly by AXA IM Rose, Inc., Barr Rosenberg, Kenneth Reid and Rosenberg Alpha L.P.

AXA IM Rose Inc. is wholly-owned by AXA IM Holdings U.S. Inc. AXA IM Holdings Inc. is wholly-owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA SA a French holding company, AXA Assurances IARD, a French societe anonyme, AXA UK Plc, a British public limited company, AXA Colonia Konzern AG, a German Aktiengesellschaft. AXA Assurances IARD, AXA UK Plc and AXA Colonia Konzern AG being owned by AXA SA (More than 90% directly).

Finaxa, a French holding company, beneficially owns more than 25% of the voting securities of, and therefore controls, AXA SA. Mutuelles Axa, a group of four French mutual insurance companies, one of which controls Finaxa, acting as a group, controls both AXA SA and Finaxa. Rosenberg Alpha L.P. is controlled by Barr Rosenberg as their Managing General Partner. Each of these entities may be deemed a controlling person of AXA Rosenberg.

AXA Rosenberg is located at Four Orinda Way, Building E, Orinda, California
94563.

The following is a list of the directors and principal executive officers of AXA Rosenberg. The principal business address of the directors and the principal executive officers, as it relates to their duties at AXA Rosenberg, is the same as the address for AXA Rosenberg.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS

NAME                            POSITION
Stephane Prunet                 Global Chief Executive Officer
Edward H. Lyman                 President
Kenneth Reid                    Global Chief Investment Officer
William E. Ricks                Chief Executive Officer and Chief Investment Officer of North America
Barr Rosenberg                  Chairman

EMPLOYEES OF AXA ROSENBERG WHO ARE OFFICERS OF THE FUND

Listed below are the names of each current officer of the Fund who is also an officer or employee of AXA Rosenberg.

NAME                            POSITION WITH THE FUND              POSITION WITH AXA ROSENBERG
Edward H. Lyman                 President                           President
Kenneth Reid                    Trustee                             Global Chief Investment Officer
Thomas Mead                     Vice President                      Director, Research
Heidi Khashabi Ridley           Vice President                      Managing Director AXA
                                                                    Rosenberg Mutual Fund
Sara Donaldson                  Vice President/Compliance           US Compliance Director
                                Officer/Clerk
Richard L. Saalfeld             Vice President                      Director, Business Development
William Wiebe                   Vice President and                  Chief Legal Counsel
                                Chief Legal Officer

SIMILAR FUNDS MANAGED BY AXA ROSENBERG

AXA Rosenberg does not act as investment adviser for any mutual funds that have investment objectives similar to those of the Fund.

ADDITIONAL INFORMATION

INFORMATION ABOUT TRUST OFFICERS

The table below provides basic information about the Trust's current officers. The mailing address of each officer is c/o Barr Rosenberg Series Trust, 3435 Stelzer Rd., Columbus, OH 43219. There is no stated term of office for the officers of the Trust. If shareholders approve the proposals, it is anticipated that the Board of Trustees will replace certain officers with individuals who are employees of CSIM.

NAME AND AGE            POSITION WITH THE    BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
                        TRUST AND THE
                        LENGTH OF TIME
                        SERVED
Edward H. Lyman,        President            President, AXA Rosenberg Group LLC, May 2002 to
60                      8 Months;            present; Chief Operating Officer, AXA Rosenberg
                        Vice President       Group LLC, January 1999 to April 2002; Chief
                        7 Years              Executive Officer, AXA Rosenberg Global Services
                                             LLC, January 1999 to April 2002; Executive Vice
                                             President, Barr Rosenberg Investment Management,
                                             Inc. and General Counsel to the Rosenberg Group of
                                             companies, 1990 to 1998.

Sara Donaldson,         Vice President       U.S. Compliance Director, AXA Rosenberg Global
44                      /Compliance          Services LLC, January 2003 to present; Global Services
                        Officer              Coordinator and Paralegal, AXA Rosenberg Global
                        1 Year;              Services LLC, January 1999 to January 2003;
                        Clerk                Paralegal, Barr Rosenberg Investment Management,
                        5 Years              September 1997 to December 1998.

Elizabeth Lawrence,     Vice President       Senior Vice President, BISYS Fund Services, 2001
39                      14 Months            to present; Vice President and Senior Manager,
                                             Client Services and Operations, PFPC, Inc., 1999
                                             to 2001; Director of Client Services, PFPC, Inc.,
                                             1997 to 1999.

Thomas Mead,            Vice President       Global Research Director, Barr Rosenberg Research
55                      8 Months             Center LLC, May 2002 to present; Deputy Director,
                                             Barr Rosenberg Research Center LLC, January 1999
                                             to April 2002; Director, Strategy Implementation,
                                             Rosenberg Institutional Equity Management, January
                                             1994 to December 1998.

Heidi Khashabi Ridley,  Vice President       Managing Director, AXA Rosenberg Mutual Funds, a
34                      8 Months             division of AXA Rosenberg Investment Management
                                             LLC, January 2003 to present; Senior Vice
                                             President, Wells Fargo Funds Management Group LLC,
                                             April 2001 to January 2003; Managing Director &
                                             Principal, Montgomery Asset Management LLC, May
                                             1992 to April 2001.

Richard L. Saalfeld,    Vice President       Director, Business Development, AXA Rosenberg
60                      8 Months;            Investment Management LLC, January 2003 to
                        President            present; President and Chief Executive Officer,
                        4 Years              AXA Rosenberg Mutual Funds, a division of AXA
                                             Rosenberg Investment Management LLC, January 1999
                                             to January 2003; President and Chief Executive
                                             Officer of mutual fund unit of Rosenberg
                                             Institutional Equity Management, June 1996 to
                                             December 1998.

William R. Weibe,       Vice President/      Chief Legal Counsel, AXA Rosenberg Global Services LLC,
43                      Chief Legal          September 1998 to present.
                        Officer
                        5 Months

Troy Sheets,            Chief Financial      Vice President of Financial Services, BISYS Fund
32                      Officer              Services, 2002 to present; Senior Manager, KPMG
                        14 Months            LLP, 1993 to 2002.

Ryan Louvar,            Clerk                Counsel of Legal Services, BISYS Fund Services,
31                      14 Months            2000 to present; Attorney, Hill, Farrer & Burrill
                                             LLP, 1999 to 2000; Attorney, Knapp Petersen &
                                             Clarke, PC, 1997 to 1999.

Alaina V. Metz,         Assistant Clerk      Vice President, BISYS Fund Services, 1995 to present.
36                      6 Years

OTHER SERVICE PROVIDERS

Barr Rosenberg Funds Distributor, Inc. ("BRFD"), a wholly-owned subsidiary of The BISYS Group, Inc., is the principal underwriter for the Fund. Its principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219. If the proposals are approved by shareholders, it is expected that Schwab will be engaged as principal underwriter for the Funds in lieu of BRFD.

Pursuant to agreements dated January 1, 2003 that, if not renewed, will expire by their terms on September 30, 2005, BISYS Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio, is the Fund's administrator, transfer agent and dividend paying agent and fund accountant.

State Street Bank And Trust Company, Mutual Funds Division, located at Boston, Massachusetts 02102, serves as custodian for the Fund.

FUND TRANSACTIONS

During the fiscal year ended March 31, 2003, the Fund did not pay any brokerage commissions to any affiliate of the Fund.

SHAREHOLDER REPORTS

On request, the Trust will furnish, without charge, a copy of its most recent Annual Report and Semi-Annual Report, to any shareholder. Shareholders may direct all written requests for such reports to the Trust at 3435 Stelzer Road or you may call the Trust at 1-800-555-5737 (FOR INVESTMENT
PROFESSIONALS) OR 1-800-447-3332 (FOR INDIVIDUAL INVESTORS).

                                    EXHIBIT A
                          PROPOSED MANAGEMENT AGREEMENT

                           BARR ROSENBERG SERIES TRUST

                               MANAGEMENT CONTRACT

     Management Contract executed as of ________, 2003, between BARR ROSENBERG SERIES TRUST, a Massachusetts business trust (the "Trust"), on behalf of the Laudus Rosenberg U.S. Large Capitalization Growth Fund (the "Fund"), and CHARLES SCHWAB INVESTMENT MANAGEMENT, INC., a Delaware corporation (the "Manager").

                                   WITNESSETH:

     That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.   SERVICES TO BE RENDERED BY MANAGER TO THE TRUST.

     (a) Subject always to the control of the trustees of the Trust (the "Trustees") and to such policies as the Trustees may determine, the Manager will, at its expense, (i) furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of its portfolio securities, and (ii) furnish all necessary office space and equipment, provide bookkeeping and clerical services required to perform its duties in clause (i) above and pay all salaries, fees and expenses of the Trustees and officers of the Trust who are affiliated persons of the Manager. In the performance of its duties, the Manager will comply with the provisions of the Second Amended and Restated Agreement and Declaration of Trust and By-laws of the Trust, each as amended from time to time, and the Fund's stated investment objectives, policies and restrictions.

     (b) In the selection of brokers, dealers or futures commissions merchants (collectively, "brokers") and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Manager shall seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, the price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Trust to pay, on behalf of the Fund, a broker that provides brokerage and research services to the Manager or any affiliated person of the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients of the Manager and any affiliated person of the Manager as to which the Manager or any affiliated person of the Manager exercises investment discretion.

     (c) Notwithstanding Section 1(a) above and subject to the provisions of the Second Amended and Restated Agreement and Declaration of Trust of the Trust and the Investment Company Act of 1940, as amended (the "1940 Act"), the Manager, at its expense, may select and contract with an investment sub-adviser (the "Subadviser") for the Fund to perform, subject to the supervision of the Manager, some or all of the services for which it is responsible pursuant to paragraphs (a) and (b) of this Section 1 (including, but not limited to, the selection of brokers). The Manager will compensate the Subadviser for its services to the Fund.

     (d) The Manager shall not be obligated to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

2.   OTHER AGREEMENTS, ETC.

     It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlling, controlled by or under common control with the Manager, and that the Manager and any person controlling, controlled by or under common control with the Manager may have an interest in the Trust. It is also understood that the Manager and persons controlling, controlled by or under common control with the manager have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.   COMPENSATION TO BE PAID BY THE TRUST TO THE MANAGER.

     The Fund will pay to the Manager as compensation for the Manager's services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to Section 1, a fee, computed and paid monthly at the annual rate (based on the number of days elapsed through the end of the month) of 0.75% of the Fund's net asset value if it less than or equal to $1 billion as of the last business day of the month; 0.70% of the Fund's net asset value if it is greater than $1 billion and less than $2 billion; or 0.675% of the Fund's net asset value if it is greater than $2 billion. Such fee shall be payable for each month within five (5) business days after the end of such month.

     In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Fund's expenses to the extent required by such expense limitation.

     If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.   ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

     This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act); and this Contract shall not be materially amended unless such amendment is approved by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust or of the Manager.

5.   EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

     This Contract shall continue in effect until ________, 2005 and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the affirmative vote of a majority of the outstanding shares of the Fund or by the Trust's Board of Trustees, and (b) by the vote of a majority of the Trust's trustees who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (c) as otherwise permitted by the 1940 Act or the rules and regulations thereunder. This Contract may be terminated at any time by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice to the Manager or by the Manager on 60 days' written notice to the Trust. Unless terminated automatically as set forth in Section 4, this Agreement may only be terminated in accordance with the provisions of this Section 5.

     If the continuance of this Contract is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Manager may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

6.   CERTAIN DEFINITIONS

     For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares" of the Fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

     For the purposes of this Contract, the terms "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the

Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the 1934 Act and the rules and regulations thereunder.

7.   NONLIABILITY OF MANAGER.

     In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust, to the Fund or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

8.   LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

     A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, BARR ROSENBERG SERIES TRUST and SCHWAB INVESTMENT MANAGEMENT, INC. have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                                BARR ROSENBERG SERIES TRUST


                                By
                                  -----------------------------------
                                 Title:


                                CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.


                                By
                                  -----------------------------------
                                 Title:

                                    EXHIBIT B
                          PROPOSED SUBADVISER AGREEMENT

             LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND

                              SUBADVISER AGREEMENT

     Subadviser Agreement executed as of _________, 2003 among CHARLES SCHWAB INVESTMENT MANAGEMENT, INC., a Delaware corporation (the "Manager"), AXA ROSENBERG INVESTMENT MANAGEMENT LLC, a Delaware limited liability company (the "Subadviser") and BARR ROSENBERG SERIES TRUST, a Massachusetts business trust (the "Trust").

                                   WITNESSETH:

     That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.   SERVICES TO BE RENDERED BY SUBADVISER TO THE TRUST.

     (a) Subject always to the control of the trustees of the Trust (the "Trustees") and the supervision of the Manager, the Subadviser, at its expense, will furnish continuously an investment program for the Laudus Rosenberg U.S. Large Capitalization Growth Fund series of the Trust (the "Fund") and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments, including exercising discretion to select brokers and dealers to execute such transactions. For avoidance of doubt, the Manager and the Trust hereby agree that the Manager shall have no authority for the selection of brokers and/or the day-to-day placing of orders in connection with the Fund, subject only to the Manager's general supervisory obligations. In the performance of its duties, the Subadviser (i) will comply with the provisions of the Trust's then-current Declaration of Trust and By-laws, including any amendments thereto (upon receipt of such amendments by the Subadviser), and the investment objectives, policies and restrictions of the Fund as set forth in its then-current Prospectus and Statement of Additional Information (copies of which will be supplied to the Subadviser upon filing with the Securities and Exchange Commission) and (ii) will comply with such investment guidelines as may be agreed upon from time to time between the Trustees and the Subadviser. The Subadviser and the Manager shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund.

     (b) The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties hereunder faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund, including oversight of the pricing of the Fund's portfolio and reasonable assistance in obtaining prices for portfolio securities (but excluding determination of net asset value, shareholder accounting services and fund accounting services).

     (c) In the selection of brokers, dealers or futures commissions merchants (collectively, "brokers") and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Subadviser shall comply with such policies established by the Trustees and communicated to the Subadviser in writing and shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine and communicate to the Subadviser in writing, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services to the Subadviser or any affiliated person of the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to the Fund and to other clients of the Subadviser and any affiliated person of the Subadviser as to which the Subadviser or any affiliated person of the Subadviser exercises investment discretion.

     (d) The Subadviser shall not be obligated to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Subadviser pursuant to this Section 1.

     (e) The Subadviser will keep and maintain all books and records with respect to the Fund's assets and transactions required by paragraph (f) of Rule 31a-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Subadviser will use commercially reasonable efforts to furnish to the Manager any such information relating to Subadviser's services under this Agreement needed by Manager and the Fund to keep and maintain the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. Subadviser will use commercially reasonable efforts to furnish to Manager any other information relating to the Fund's assets that must be filed by the Fund with the SEC or sent to shareholders under the 1940 Act, and any exemptive or other relief granted by the SEC. Subadviser agrees that all records that it maintains on behalf of the Fund are property of the Fund, and Subadviser will surrender promptly to Fund any of such records upon the Fund's request and at the Fund's expense; provided, however, Subadviser may retain copies of such records. In addition, Subadviser will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and will transfer said records to any successor subadviser upon its termination as subadviser (or, if there is no successor subadviser, to the Manager.)

2.   OTHER AGREEMENTS, ETC.

     It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Subadviser, and in any person controlling, controlled by or under common control with the Subadviser, and that the Subadviser and any person controlling, controlled by or under common control with the Subadviser may have an interest in the Trust. It is also understood that the Subadviser and persons controlling, controlled by or under common control with the Subadviser have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.   COMPENSATION TO BE PAID BY THE MANAGER TO THE SUBADVISER.

     The Manager will pay to the Subadviser as compensation for the Subadviser's services rendered, for the facilities furnished and for the expenses borne by the Subadviser pursuant to Section 1, a fee in accordance with Schedule A of this Agreement.

4.   AMENDMENTS OF THIS AGREEMENT

     This Agreement shall not be amended except by a writing executed by each of the parties hereto.

5.   EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

     This Agreement shall continue in effect until ________, 2005 and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the affirmative vote of a majority of the outstanding shares of the Fund or by the Trust's Board of Trustees, and (b) by the vote of a majority of the Trust's trustees who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (c) as otherwise permitted by the 1940 Act or the rules and regulations thereunder. This Agreement may be terminated at any time by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice to the Subadviser or by the Subadviser on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act). This Agreement may only be terminated in accordance with the provisions of this paragraph 5.

6.   CERTAIN DEFINITIONS.

     For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

     For the purposes of this Agreement, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the 1934 Act and the rules and regulations thereunder.

7.   USE OF NAMES.

The Subadviser owns the right to use the names "Rosenberg" and "AXA Rosenberg" in connection with investment-related services or products, and such names may be used by the Trust, the Manager and the Fund only with the consent of the Subadviser. The Subadviser consents to the use by the Trust and the Manager of the names "Rosenberg" in the name of the Fund and "AXA Rosenberg" in any materials prepared in connection with the Fund, but only for so long as (i) this agreement shall remain in full force (except that the Manager and the Fund shall be permitted to use such names in reference to the Fund's former name and the Subadviser's former role as subadvisor for a reasonable transition period of not less than six months nor more than twelve months after the termination of this Agreement and for periods thereafter as may be required for disclosure in a regulatory filing, subject in each case to the Subadviser's prior approval, which shall not be unreasonably withheld), and (ii) each of the Trust and Manager shall fully perform, fulfill and comply with all provisions of this agreement expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Trust or the Manager at any time or in any place or for any purposes or under any conditions except as provided in this section. The foregoing limited authorization by the Subadviser to the Trust and Manager to use the names "Rosenberg" and/or "AXA Rosenberg" is not exclusive of the right of the Subadviser itself to use, or to authorize others to use, said names; the Trust and Manager acknowledge and agree that as among the Subadviser, the Trust and the Manager, the Subadviser has the exclusive right to use, or to authorize others to use, said names; and the Trust and Manager agree, on behalf of the Fund, to take such action as may reasonably be requested by the Subadviser to give full effect to the provisions of this section (including, without limitation, consenting to such use of said names). Without limiting the generality of the foregoing, the Trust and Manager agree that, upon any termination of this agreement or upon the violation of any of its provisions by the Trust or Manager, each of the Trust and Manager will use its best efforts to change the name of the Trust and Fund so as to eliminate all reference, if any, to the names "Rosenberg" and "AXA Rosenberg" and will not thereafter transact any business in a name containing the name "Rosenberg" or "AXA Rosenberg" in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such name, or otherwise use the name "Rosenberg" or "AXA Rosenberg" or any other reference to the Subadviser, except as provided in this section. Such covenants on the part of the Trust and Manager shall be binding upon them, their trustees, directors, officers, stockholders, creditors and all other persons claiming under or through it and shall survive the termination of this Agreement.

8.   NONLIABILITY OF SUBADVISER.

     In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser, or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager, to the Trust, to the Fund, or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

9.   EXERCISE OF VOTING RIGHTS.

     Except with the agreement or on the specific instructions of the Trustees or the Manager, the Subadviser shall exercise or procure the exercise of any voting right attaching to investments of the Fund.

10.  NOTICES.

     All notices, requests and consents shall be in writing and shall be personally delivered or mailed by registered mail, postage prepaid, to the other party at such address as may be furnished in writing by such party.

11.  LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

     A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, CHARLES SCHWAB INVESTMENT MANAGEMENT, INC., AXA ROSENBERG INVESTMENT MANAGEMENT LLC and BARR ROSENBERG SERIES TRUST have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                                      CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.


                                      By:
                                         --------------------------
                                         Title:


                                      AXA ROSENBERG INVESTMENT MANAGEMENT LLC


                                      By:
                                         --------------------------
                                         Title:


                                      BARR ROSENBERG SERIES TRUST


                                      By:
                                         ----------------------
                                         Title:

                                SCHEDULE A - FEES

     [The Manager will pay to the Subadviser as compensation for the services rendered, the facilities furnished and the expenses borne by the Subadviser pursuant to Section 1, in arrears for each calendar quarter, a fee, equal to (1) the Sub-Advisory Base Fee (as defined below), plus or minus (2) the Performance Adjustment (as defined below), if any.

1. The Sub-Advisory Base Fee shall be computed in arrears, with respect to any calendar quarter, by multiplying each Quarterly Sub-Advisory Base Rate (as defined below) for such quarter by the applicable tranche (as described below) of the average daily net assets of the Fund over such quarter, and adding the products thereof. Each Quarterly Sub-Advisory Base Rate for a particular quarter shall equal the respective Annual Sub-Advisory Base Rate for such quarter divided by four. The Annual Sub-Advisory Base Rate for any particular calendar quarter shall equal (i) with respect to the Initial Tranche (as defined below in paragraph 2) of average daily net assets of the Fund, 45% of the gross annual investment advisory rate payable to the Manager by the Fund (the "Investment Advisory Contractual Rate") under the Management Agreement between the Manager and the Fund; (ii) with respect to the Second Tranche (as defined below in paragraph 2) of average daily net assets of the Fund, 40% of the Investment Advisory Contractual Rate; and (iii) with respect to the Third Tranche (as defined below in paragraph 2) of average daily net assets of the Fund, 30% of the Investment Advisory Contractual Rate. The Sub-Advisory Base Fee for a partial quarter (if this Agreement becomes effective or is terminated on other than the first or the last day of a calendar quarter, respectively) shall be based on the average daily net assets of the Fund over, and shall be prorated based on the number of days in, such partial quarter.

2. The Initial Tranche of average daily net assets shall consist of all assets up to [Fund assets as of closing date(1)], and notwithstanding any other provision of this Schedule A, if, for any given quarter, the Fund's assets do not exceed [Fund assets as of closing date], all of its average daily net assets shall be in the Initial Tranche. If, and only if, the Fund's average daily net assets over a quarter exceed [Fund assets as of closing date], the Second Tranche of average daily net assets shall equal the Fund's PRO RATA portion of the aggregate average daily net assets of all funds sub-advised by the Subadviser as of the closing date other than the AXA Rosenberg U.S. Small Capitalization Fund (the "Existing Funds") that exceed [aggregate assets of existing funds as of closing date] but do not exceed $2.5 billion (such proration to be proportional to the relative excesses, if any for any particular Fund, of the existing funds' average daily net assets for such quarter over their respective assets as of the closing date (as set forth on Schedule B to this Agreement)); provided, however, that if the assets as of the closing date of any existing fund (as set forth on Schedule B) exceed such Fund's average daily net assets over the relevant quarter, the amount of such excess (the "Second Tranche Excess") shall be allocated PRO RATA

----------
(1) References in this Schedule A to the assets of any one or more Funds as of the closing date shall not include any assets over which the Sub-Adviser or its affiliates have investment discretion (other than by virtue of Sub-Adviser's position as investment adviser or sub-investment advisor to the relevant Fund) that are redeemed out of the applicable Fund(s) within 90 days of the closing date.

first among all other Existing Funds, including the Fund if applicable, that have assets in excess of their respective assets as of the closing date (as set forth on Schedule B)[, and, if such excess assets of the Existing Funds are insufficient to permit full allocation of the Second Tranche Excess, the remaining Second Tranche Excess shall be allocated PRO RATA among all Funds, if any, sub-advised by the Subadviser that are not Existing Funds]; and provided further that neither the Fund nor any other Existing Fund shall receive any allocation of the Second Tranche Excess if its average daily net assets over the quarter do not exceed [Fund assets as of closing date] (for the Fund) or such Existing Fund's respective assets as of the closing date (as set forth on Schedule B). Any portion of Second Tranche Excess allocated to the Fund for a particular quarter shall be considered part of the Initial Tranche, as described above, for purposes of calculating the Sub-Advisory Base Fee for such quarter. If, and only if, the Fund's average daily net assets over a quarter exceed [Fund assets as of closing date], the Third Tranche of average daily net assets shall equal the Fund's PRO RATA portion of the aggregate average daily net assets of the Existing Funds, if any, in excess of $2.5 billion (such proration to be proportional to the average daily net assets for such quarter of those Existing Funds whose average daily net assets exceed their respective assets as of the closing date (as set forth on Schedule B)).

EXAMPLE OF SECOND TRANCHE EXCESS ALLOCATION:

Assume three Funds with assets under management as of the closing date as follows:

   FUND A                FUND B                  FUND C               TOTAL
   ------                ------                  ------               -----
$ 200 million        $ 300 million           $ 500 million         $ 1 billion

Assume further average daily net assets over a quarter as follows:

   FUND A                FUND B                  FUND C                TOTAL
   ------                ------                  ------                -----
$ 300 million        $ 100 million           $ 900 million         $ 1.3 billion

In this example, all of Fund B's average daily net assets over the quarter would be in its Initial Tranche because they fall short of its assets under management as of the closing date. The difference between Fund B's assets as of the closing and its average daily net assets over the quarter ($200 million) constitutes Second Tranche Excess, which would be allocated between Fund A and Fund C (each of which has average daily net assets over the quarter that exceed its respective assets under management as of the closing date) PRO RATA according to the amount of such excesses. The excesses equal, for Fund A, $300 - $200 million = $100 million, and for Fund C, $900 million - $500 million = $400 million, so the $200 million shortfall from Fund B would be allocated according to a 1:4 ratio between Fund A and Fund C, respectively, or $40 million to Fund A and $160 million to Fund C. Accordingly, $240 million of Fund A and $660 million of Fund C, together with Fund B's $100 million, or a total of $1 billion, would be Initial

Tranche assets. The remaining $60 million of Fund A and $240 million of Fund C, or a total of $300 million, would be in the Second Tranche of those Funds.

3. The Sub-Advisory Base Fee shall be subject to upward adjustment for each quarter in calendar year 2008 if, (a) as of 4:00 p.m. Eastern time on the last business day of 2007, the aggregate assets under management for all Laudus Funds sub-advised by the Subadviser (excluding assets of the AXA Rosenberg U.S. Small Capitalization Fund ("Small Cap Fund Assets")) do not exceed $2,025,000,000, and (b) the S&P 500 Index is above 1000. Such upward adjustment shall equal the product of (a) 5% of the Fund's Investment Advisory Contractual Rate, and (b) the average daily net assets of the Fund over such quarter. The Sub-Advisory Base Fee shall also be subject to upward adjustment for each quarter in calendar year 2009 if, (a) as of 4:00 p.m. Eastern time on the last business day of 2008, the aggregate assets under management for all Laudus Funds sub-advised by the Subadviser (excluding the Small Cap Fund Assets) do not exceed $2,775,000,000, and (b) the S&P 500 Index is above 1000. Such upward adjustment shall equal the product of (a) 5% of the Fund's Investment Advisory Contractual Rate, and (b) the average daily net assets of the Fund over such quarter. The Sub-Advisory Base Fee shall also be subject to upward adjustment for each quarter of each calendar year beginning with 2010 if, (a) as of 4:00 p.m. Eastern time on the last business day of the previous calendar year, the aggregate assets under management for all Laudus Funds sub-advised by the Subadviser (excluding the Small Cap Fund Assets) do not exceed 50% of the aggregate assets under management target for such year for such Funds established from time to time in the manner as may be agreed upon by Manager and Subadviser (provided always that such aggregate target amount shall not be less than $4,050,000,000), and (b) the S&P 500 Index is above 1000. Such upward adjustment shall equal the product of (a) 5% of the Fund's Investment Advisory Contractual Rate, and (b) the average daily net assets of the Fund over such quarter.

4. The Performance Adjustment, if any, for any particular calendar quarter shall also be calculated in arrears and shall be equal to the product of (a) the Adjustment Rate (as defined below), (b) the Fund's Investment Advisory Contractual Rate divided by four, and (c) the average daily net assets of the Fund over such quarter. The Adjustment Rate shall equal 5 times (i) the Performance Difference for such quarter minus 100 bps, if such Performance Difference is positive, or (ii) the Performance Difference for such quarter plus 100 bps, if such Performance Difference is negative; provided, however, that the Adjustment Rate shall equal zero (and accordingly there shall be no Performance Adjustment) in the event that the Performance Difference is neither greater than 1% nor less than negative 1%; and provided further that the Adjustment Rate shall in no event be greater than positive 5% or less than negative 5%. For purposes of the foregoing, the term "Performance Difference" for any particular quarter shall mean the difference between the Fund's Investment Performance (as defined below) for the Rolling Period (as defined below) ending on the last day of the quarter, and the Record (as defined below) of the Russell 1000 Growth Index for the same rolling period;
the term "Investment Performance" shall mean the daily-compounded rate of return, reflecting all income, dividends and capital actions as of the date occurring or earned by the Fund, net of all expenses of the Fund, expressed as a percentage; the term "Record" shall mean the total return of the Russell 1000 Growth Index, expressed as a percentage; and the term "Rolling Period" shall mean a period consisting of twelve calendar quarters, [or such shorter period as has elapsed since [closing date],] with the most recent quarter substituted for the earliest such quarter as time passes[, but in no event shall the "rolling period" be less than four calendar quarters].]